Earnings Per Common Share Attributable to Common Shareholders - Basic Numerator (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
EPS Numerator-Basic
Income from continuing operations	$ 9,518		$ 8,395		$ 8,318
Less: Net income attributable to noncontrolling interests	28		40		31
Income from continuing operations attributable to Pfizer Inc.	9,490		8,355		8,287
Less: Preferred stock dividends-net of tax	2		2		2
Income from continuing operations attributable to Pfizer Inc. common shareholders	9,488		8,353		8,285
Discontinued operations-net of tax	5,080	[1]	1,654	[1]	(30)	[1]
Net income attributable to Pfizer Inc. common shareholders	14,568		10,007		8,255
EPS Denominator
Weighted-average number of common shares outstanding-Basic	7,442		7,817		8,036
Common-share equivalents: stock options, stock issuable under employee compensation plans and convertible preferred stock	66		53		38
Weighted-average number of common shares outstanding-Diluted	7,508		7,870		8,074
Stock options that had exercise prices greater than the average market price of our common stock issuable under employee compensation plans	177	[2]	272	[2]	413	[2]
Net Income (Loss) Available to Common Stockholders, Diluted	$ 14,570		$ 10,009		$ 8,257

[1]	Includes the Nutrition business for all periods presented (through November 30, 2012) and the Capsugel business for 2011 (through August 1, 2011) and 2010 only. The net loss in 2010 includes the impairment of an indefinite-lived Brand intangible asset in the Nutrition business of approximately $385 million (pre-tax).
[2]	These common stock equivalents were outstanding for the years ended December 31, 2012, 2011 and 2010, but were not included in the computation of diluted EPS for those periods because their inclusion would have had an anti-dilutive effect.